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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 30, 1998

                               IMPSAT CORPORATION
                                   IMPSAT S.A.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    Argentina
                 (State or other jurisdiction of incorporation)

                                               52-1910372
       333-12977                             Not Applicable
(Commission File Number)              (IRS Employer Identification Number)

                            Alferez Pareja 256 (1107)
                             Buenos Aires, Argentina
                    (Address of Principal Executive Offices)

                                 (541) 300-4007
                     (Telephone Number, Including Area Code)

                                (Not Applicable)
          (Former name or former address, if changed since last report)


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ITEM 8.  CHANGE IN FISCAL YEAR

           On November 12, 1997, the Board of Directors of IMPSAT S.A. ("IMPSAT Argentina") approved a change in IMPSAT Argentina's fiscal year end from November 30, to December 31, to be effective beginning December 31, 1997. The report covering the transition period will be reflected on the registrants' Form 10-K for the fiscal year ending December 31, 1997.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          IMPSAT CORPORATION

                                          By   /s/ Guillermo Jofre
                                                   ---------------
                                                   Guillermo Jofre
                                                   Chief Financial Officer

                                          IMPSAT S.A.

                                          By   /s/ Guillermo Jofre
                                                   ---------------
                                                   Guillermo Jofre
                                                   Finance Manager

                                   Date: March 30, 1998